UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2002

Date of Report (Date of earliest event reported)

0-17843

Commission File Number

REGAL ONE CORPORATION

(Exact name of registrant as specified in its charter)

Florida                                                                                                          95-4158065

(State or other jurisdiction of                                                         (I.R.S. Employer Identification No.)

 incorporation or organization)

11300 West Olympic Blvd., Suite 800, Los Angeles, California 90064

(Address of principal executive offices)

(310) 312-6888

(Issuer's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) On November 15, 2002, Regal One Corporation. ("Registrant"), confirmed with its auditors, Albright Persing & Associates, Ltd. ("Albright Persing"), that the firm would no longer be representing the Registrant as its accountants. On that date, Albright Persing informed the Registrant that it would decline to stand for re-election as the Registrant's accountants.

     (ii) Albright Persing & Associates, Ltd, last reported on Registrant's financial statements as of March 12, 2002. Regal One's financial statements for the past two years, as prepared by Albright Persing, included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of Regal One on November 15, 2002.

     (iv) During Regal One's two most recent fiscal years, there have been no disagreements with Albright Persing & Associates, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Albright Persing & Associates, Ltd. would have caused them to make reference thereto in their report on the consolidated financial statements for any years for which an audit was undertaken.

     (v) During the two most recent fiscal year and through August 9, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) During the previous two fiscal years, Albright Persing did not advise Regal One that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the previous two fiscal years, Albright Persing did not advise Regal One that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Albright Persing unwilling to be associated with the financial statements prepared by management.

            (c)  During the previous two fiscal years, Albright Persing did not advise Regal One that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  During the previous two fiscal years, Albright Persing did not advise Regal One that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that Albright Persing & Associates, Ltd. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 27, 2002, is filed as Exhibit 16.1 to this Form 8-K/A.

     (b) New independent accountants

     The Registrant has engaged George Brenner CPA as its new independent accountant on November 15, 2002. Prior to November 15, 2002 the Registrant had not consulted with George Brenner regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Brenner concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7. Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from Albright Persing dated December 27, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2002

REGAL ONE CORPORATION

/s/ Malcolm Currie

Malcolm Currie,

Chairman

Exhibit 16.1

December 27, 2002

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:    Regal One Corporation

         Commission File No. 0-17843

Ladies and Gentlemen:

We have read Item 4 of Regal One Corporation's Form 8-K/A dated December 27, 2002, and we agree with such statements, except that (1) in reference to item (a)(1)(iii), we are not in a position to confirm that the change was ratified by the Board of Directors of Regal One on November 15, 2002 as no formal written communication was received by us regarding the change, and (2) we are not in a position to confirm that Regal One Corporation engaged new principal accountants on November 15, 2002, and therefore, during the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period to the date hereof, Regal One Corporation did not consult George Brenner regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

Very truly yours,

/s/ Albright, Persing & Associates, Ltd.

Albright, Persing & Associates, Ltd.